CAPITAL MANAGEMENT	12 Months Ended
Mar. 31, 2026
Capital Management
CAPITAL MANAGEMENT

NOTE 23. CAPITAL MANAGEMENT

The Company considers the items included in shareholders’ equity as capital. The Company had accounts payable and accrued liabilities of approximately $4.1 million as of March 31, 2026 (accounts payable and accrued liabilities of approximately $1.1 million as of March 31, 2025), put right liabilities of approximately $7.1 million as of March 31, 2026 (nil as of March 31, 2025), and current assets of approximately $4.0 million as of March 31, 2026 (approximately $2.2 million as of March 31, 2025). The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to pursue new business opportunities and to maintain a flexible capital structure while developing the Telegram ecosystem and managing a strategic reserve of digital assets, which optimizes the costs of capital at an acceptable risk.

The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets.

The Company is not subject to any externally imposed capital requirements and does not presently utilize any quantitative measures to monitor its capital. During fiscal year ended March 31, 2026, the Company shifted its capital management approach to focus primarily developing the Telegram ecosystem, managing a strategic reserve of digital assets, and acquiring GPUs to generate revenues from compute demand. There were no other changes to the Company’s approach to capital management during the fiscal year ended March 31, 2026.